UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
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PHOENIX TECHNOLOGIES LTD.
(Name of Registrant as Specified in Its Charter)

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.
PARCHE, LLC
ADMIRAL ADVISORS, LLC
RAMIUS CAPITAL GROUP, L.L.C.
C4S & CO., L.L.C.
PETER A. COHEN
MORGAN B. STARK
JEFFREY M. SOLOMON
THOMAS W. STRAUSS
JOHN MUTCH
PHILIP MOYER
JEFFREY C. SMITH

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Starboard Value and Opportunity Master Fund Ltd., an affiliate of Ramius Capital Group, L.L.C. ("Ramius Capital"), together with the other participants named herein, has made a definitive filing with the Securities and Exchange Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit votes for the election of its two nominees at the 2007 annual meeting of stockholders of Phoenix Technologies Ltd., a Delaware corporation (the "Company").

Item 1: Slide presentation to shareholders.

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

ISS Presentation

Phoenix Technologies Ltd.

February 1, 2007

Phoenix: In need of change after five years of value destruction

Over the last five fiscal years Phoenix's Board has overseen a cumulative net loss of $74.8 million!

January 30, **2002**		January 30, **2007**
$12.34	**SHARE PRICE** →	**$6.40**

Over this time period, Phoenix's nominees were part of a Board that sat by while management:

- Diversified into a now defunct enterprise software business;
- Built a worthless enterprise sales channel; and
- Sold products on a fully paid-up license basis – sacrificing tens of millions of dollars in profits.

2

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our objective

Our goal is to maximize value for ALL shareholders and to add experienced, capable shareholder representatives to the Board at the annual meeting on February 14, 2007

Key considerations:

- Dismal share price performance
- Poor operating performance
- Phoenix requires proper oversight
- The destruction of shareholder value
- Success is dependent on proper oversight

→ **Our industry-expert nominees are MORE qualified to oversee the execution of the turnaround and to maximize value**

3

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Dismal share price performance

While both of the Company's nominees have been on the Board (five years) Phoenix lost **48.1%** of its market value, or over $**<u>147 million</u>**

Phoenix Five-Year Share Price Performance

$15.00
12.00
9.00
6.00
3.00
0.00
1/30/2002
11/30/2002
9/30/2003
7/31/2004
5/31/2005
3/31/2006
1/30/2007

Source: Capital IQ.

4

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Poor operating performance

Phoenix has struggled to grow revenue and return to profitability

- Phoenix's revenues peaked at $125.8 million in fiscal year 1999
  - Revenues have declined **51.9%** since the peak and **35.0%** in the last five fiscal years
- Phoenix's net income peaked at $20.9 million in fiscal year 2000
  - Since fiscal year 2000 Phoenix mostly remained **unprofitable**

Phoenix Historical Revenue and Net Income Summary

$125.0
100.0
75.0
50.0
25.0
0.0
-25.0
-50.0
$93.1
$85.4
$86.8
$99.5
$60.5
($4.9)
($26.7)
$0.4
$0.3
($44.0)
2002
2003
2004
2005
2006
Net Income
Revenue

Source: Company filings.

5

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Phoenix requires proper oversight

One quarter of improved results is not a turnaround

Q1 2007
$60.0
40.0
20.0
0.0
-20.0
-40.0
$9.7
($8.0)
Revenue
Net Income

2007 Annualized
$60.0
40.0
20.0
0.0
-20.0
-40.0
$38.8
($32.0)
Revenue
Net Income

While this first quarter is a step in the right direction, it is not cause for complacency

Source: Company filings.

6

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

The Company had initial success in the prior "turnaround"

- In 2004, after more than three years filled with various operational challenges and product development issues, it looked like the Company's strategy was beginning to pay off
- That year, Phoenix returned to profitability for the first time since 2000, and was able to demonstrate revenue growth for the first time since 1999
- Applications and embedded initiatives were showing traction
  - Non PC Core System Software revenues grew 23% to $16.4 million from $13.3 million in 2003
  - PC/Server Applications revenue grew 72% to $8.3 million from $4.8 million

Phoenix Annual Revenue and Net Income Summary

$125.0
100.0
75.0
50.0
25.0
0.0
-25.0
-50.0
$119.7
$102.4
$93.1
$85.4
$86.8
$20.9
($18.0)
($4.9)
($26.7)
$0.4
2000
2001
2002
2003
2004
Net Income
Revenue

Source: Company filings.

7

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

There was a period in the prior "turnaround" when things <u>appeared</u> to be going well

- For the first time in over three years Phoenix began to consistently meet its quarterly guidance and the share price improved

Phoenix Share Price Performance
$12.00
10.00
8.00
6.00
4.00
2.00
05/22/03
09/07/03
12/24/03
04/11/04
07/28/04
11/13/04
03/02/05

Source: Capital IQ.

8

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

Positive early success and management's growing confidence proved to be an illusion

Q3 2004: – "In our **applications businesses**, we're **starting to see greater market validation of our demand and strategy, creating synergy between our core system software and applications**." - Al Sisto, CEO on Q3 2004 earnings call

– **RESULT:**

- The enterprise applications business was **shut down** a little more than a year later

Q3 2005: – "…the **embedded business**, we believe, will grow to be **as big and bigger** than the current core system software PC business "
- Al Sisto, CEO on Q3 2005 earnings call

– **RESULT:**

- Since peaking at $16.4 million in fiscal year 2004, the Non PC Core System Software and Applications business **declined every year**; in fiscal years 2005 and 2006, the business **declined** by **3.0%** and **32.0%,** respectively

Q1 2006: – "We expect revenues in the range of $114 to $117 million. Contributing factors are the **expansion of our product portfolio and continued growth in our reseller base** contributing to **growth in the new businesses**." - Al Sisto, CEO on Q1 2006 earnings call

– **RESULT:**

- Phoenix reported fiscal year 2006 revenue of $60.5 million, a **decline** of **39.2%**
- Phoenix **missed** its revenue forecast by **47.6%**
- Phoenix reported an **operating loss of $42.2** million

9

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

The Company has openly admitted prior execution and strategy failures

Slide #6 from Phoenix Investor Presentation at AEA Classic Monterey, November 7-8, 2006

Reason for New Team: Failure to Execute

- For BIOS business
  - Pricing pressure on ODM's and OEM's
  - FPUL response trying to grow share and revenues
  - Products configured incorrectly to deal with pricing issues
- Excessive costs
  - Enterprise channel sales and marketing
  - R&D that didn't generate revenues
  - Sarbox
- Didn't find significant additional revenue sources
  - Enterprise products not within Phoenix DNA and OEM use not a point of focus
  - Too many initiatives for company size
  - Inadequate vetting of value of initiatives

6
© Phoenix Technologies Ltd.
Confidential

phoenix

10

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

During the last "turnaround", when faced with critical decisions these Board members did not act in the best interest of shareholders

- Strategic blunders:
  - Allowed management to diversify into the enterprise software business
    - ***THAT BUSINESS HAS BEEN SHUT DOWN***
  - Decided to organically build the enterprise sales channel infrastructure
    - ***THAT SALES CHANNEL HAS BEEN DISMANTLED***
  - Decided to sell products on a fully paid-up license basis
    - ***THAT PRACTICE HAS BEEN DISCONTINUED; BUT NOT BEFORE:***
      - **IT COST PHOENIX TENS OF MILLIONS OF DOLLARS IN FUTURE PROFITS; AND**
      - **DAMAGED THE CORE BIOS BUSINESS FRANCHISE**
  - Failed to address a major strategic threat to the core BIOS business
- Poor capital allocation:
  - Over the last five fiscal years Phoenix spent $122.9 million on research and development
    - ***NEW MANAGEMENT TEAM CHOSE TO SHUT DOWN THE ENTERPRISE APPLICATION BUSINESS, APPARENTLY REALIZING THAT IT WASN'T EVEN SALEABLE***

11

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

Instead of taking a step back, analyzing revenue shortfall issues, and possibly reassessing the strategy, the Board gave in to market demand to demonstrate revenue growth

- The decision to use fully paid-up license agreements was particularly damaging
  - **Masked** the underperformance of the business
  - **Damaged** the core BIOS business
  - Put significant pressure on near-term revenues
  - Resulted in a **loss of tens of millions of dollars of future profits**
  - **Strained** customer relationships

12

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

A "turnaround" that initially appeared successful resulted in a major destruction of value

$125.0
100.0
75.0
50.0
25.0
0.0
-25.0
-50.0
$119.7
$102.4
$93.1
$85.4
$86.8
$99.5
$60.5
$20.9
($18.0)
($4.9)
($26.7)
$0.4
$0.3
($44.0)
2000
2001
2002
2003
2004
2005
2006
Net Income
Revenue

Source: Company filings.

13

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

- In fiscal year 2006 Phoenix reported revenues of just $60.5 million, and a net loss of $44.0 million
  - Non PC Core System Software revenues declined approximately 32% to $10.8 million from $15.9 million in fiscal year 2005
  - PC/Server Applications revenue declined approximately 49% to $9.7 million from $19.2 million in fiscal year 2005

Phoenix Quarterly Revenue and Net Income History

$30.0
20.0
10.0
0.0
-10.0
-20.0
$26.2
$27.0
$23.7
$22.6
$18.6
$23.1
$10.5
$8.3
$2.2
$3.0
$0.7
($5.7)
($7.9)
($3.2)
($18.6)
($14.3)
Q1 05
Q2 05
Q3 05
Q4 05
Q1 06
Q2 06
Q3 06
Q4 06
Net Income
Revenue

Source: Company filings.

14

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

The destruction of shareholder value

Beginning Q3 2005, Phoenix missed guidance six quarters in a row and the share price collapsed

Phoenix Share Price Performance
$10.00
8.00
6.00
4.00
2.00
0.00
3/2/2005
6/21/2005
10/10/2005
1/29/2006
5/20/2006
9/8/2006
12/29/2006

Source: Capital IQ.

15

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Success is dependent on proper oversight

- Q1 2007 results were better, but far from acceptable
  - Although revenue was up 17% sequentially, it was down 48% on a year over year basis
  - The Company lost $8 million in the quarter, or $32 million on an annualized basis

Phoenix Quarterly Revenue and Net Income Summary

$30.0
20.0
10.0
0.0
-10.0
-20.0
$18.6
$23.1
$10.5
$8.3
$9.7
($7.9)
($3.2)
($18.6)
($14.3)
($8.0)
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Net Income
Revenue

Source: Company filings.

16

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Success is dependent on proper oversight

- The same mistakes may not be made by the new management
  - Use of fully paid-up license agreements
- But without proper oversight new mistakes could be made
  - Acquisitions
    - *Wrong target*
    - *Overpay*
    - *Execution/Integration issues*
  - New product development
    - *Market demand*
    - *Product reliability*
    - *Return on investment*
  - General strategy shift

17

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Success is dependent on proper oversight

Management's plan relies on acquisitions, new product development, and potential changes in strategy

- Plan:
  - "Start with quality assets and a new capable management team"
  - "Restore: positive cash flow in 2007"
  - "Develop: **NEW** products, demonstrate leadership"
  - Deploy the "$50 million in cash for **M&A** and operations"
- Goal:
  - $200 plus million in revenue in year 5 or before (30% CAGR)
  - "High Growth + Exciting Strategy could increase price to sales ratio to 5:1"
  - "Potential to support $1 billion market cap"
- Path:
  - Create **NEW** architecture based on the Company's core systems platform
  - Develop **NEW** products (Hypervisor, Service OS, etc.)
  - Penetrate **NEW** markets (embedded, mobile, etc)
  - Grow market share and increase ASPs
  - Pursue strategic **ACQUISITIONS**

Source: January 27, 2007 management presentation.

18

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Success is dependent on proper oversight

The last plan looked good early…

$125.0
100.0
75.0
50.0
25.0
0.0
-25.0
-50.0
$86.8
$99.5
$60.5
$0.4
$0.3
($44.0)
2004
2005
2006
Net Income
Revenue

…But ended badly

This plan…

$30.0
20.0
10.0
0.0
-10.0
-20.0
$18.6
$23.1
$10.5
$8.3
$9.7
($7.9)
($3.2)
($18.6)
($14.3)
($8.0)
Q1 06
Q2 06
Q3 06
Q4 06
Q1 07
Q2 07
Q3 07
Q4 07
Net Income
Revenue

Our nominees give the Company the best chance of success

Source: Company filings.

19

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

– **PHILIP MOYER** is a private investor and entrepreneur. Since October 2006, Mr. Moyer has been a shareholder and member of the Board of Directors of Cassiopae, S.A., a French software company in the commercial banking market, and serves as CEO of its United States operations. From January 2006 to August 2006, Mr. Moyer was an Entrepreneur-in-Residence for Safeguard Scientifics, Inc. (NYSE:SFE) and since August 2006, he has served on its Information Technology Advisory Board. From July 2003 to September 2005, Mr. Moyer served as General Manager, Professional Services Industry for Microsoft Corp. (NASD:MSFT) ("Microsoft"). From July 2002 to July 2005, Mr. Moyer also served as Microsoft's General Manager of Global Customers. From July 1999 to July 2002, Mr. Moyer was General Manager of Microsoft's Services Organizations (Consulting, Support, Technology Specialists, and Partners) in the U.S. East Region. From 1991 to July 1999, Mr. Moyer held a variety of executive and technical positions with Microsoft. Prior to joining Microsoft, Mr. Moyer was the co-founder of Orion Systems Group, a software company that builds education and government administration software. Mr. Moyer began his professional career with GE Aerospace as a software engineer. Mr. Moyer holds a B.S. in Computer Science from University of Pittsburgh.

– **JOHN MUTCH** is the founder and a managing partner of MV Advisors, LLC. In March 2003, Mr. Mutch was appointed to the Board of Directors of Peregrine Systems (NASD: PRGN.PK) ("Peregrine"), a global enterprise software provider. From August 2003 to December 2005, Mr. Mutch served as President and CEO, during which time he restructured and stabilized its business operations and led Peregrine through its acquisition by Hewlett-Packard. From December 1999 through August 2002, Mr. Mutch was the CEO of HNC Software, Inc. (NASD:HNCS) ("HNC"), an enterprise analytics software provider. He also served as president of HNC from May 2001 through August 2002. Mr. Mutch joined HNC in 1997, and from 1997 to 1999 served in various other senior executive positions. In 1994, Mr. Mutch founded MVenture Holdings, Inc., a private equity fund that invests in public and private technology companies, which became Mventure Holdings LLC in 2002. From December 1986 to June 1994, Mr. Mutch held a variety of executive sales and marketing positions with Microsoft Corporation, including director of organization marketing. Mr. Mutch is currently a director of the San Diego Software Industry Council. Mr. Mutch served on the Board of Directors of Brio Software (NASD:BRIO), a developer of software products, from 2002 to 2003. Mr. Mutch holds a B.S. from Cornell University and an M.B.A. from the University of Chicago.

20

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

Peregrine Systems – Case Study

- John Mutch, President and CEO of Peregrine Systems, August 2003 through December 2005
  - Stabilized the business operations
  - Recruited a new executive team
  - Expanded the product line
  - Announced the sale of the company to Hewlett-Packard for $425 million, a $200 million or 88.9% increase in value over its post-bankruptcy valuation

21

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

HNC Software – Case Study

- John Mutch, CEO of HNC Software, December 1999 through August 2002
  - Grew revenue from $128 million to $226 million
  - Acquired four software companies, all were accretive deals
  - Structured the spin out of Retek, HNC Software's retail product division
    - IPO of Retek returned over $2.1 billion in market capitalized gain to shareholders
  - Merged with Fair Isaac and Company in a stock transaction valued at $850 million, a 20% premium to market

22

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

Philip Moyer's industry expertise is directly related to many of the Company's imperatives

Phoenix Imperative	Background
Develop & Launch New Products	▪ Launched 300+ products with customers, partners & ISV community between 1991 - 2005 ▪ 22 operating systems, every version of Office, the Microsoft Server product business and all development tools ▪ Co-founder of two software companies
Penetrate New Markets	▪ Created and managed professional services industry for Microsoft $460 million (legal, accounting, outsourcing vendors) ▪ Launched Microsoft's Sarbanes Oxley & XBRL strategy ▪ First General Manager of Global Customers for Microsoft ▪ Built & launched first strategy for Microsoft State E-Government offerings, first Microsoft E-Banking product
Change Revenue Models With Customers	▪ Negotiated over $1.5 billion of software and consulting agreements with every size customer, partner and ISV ▪ Evolved services organization to pursue larger and more sophisticated projects - tripled number of multi-million dollar projects in 18 months, increased average project size by 108%; built Microsoft's package service for mid-market customers ▪ Doubled revenue with global customers in 24 months
Effectively Manage Costs	▪ Managed large scale businesses – $130 million services business, $200 million Global Customer Business, $460 million Vertical Industry ▪ Increased services revenues by 87% and profits by 90% while growing headcount by an average of only 50% ▪ Received Chairman's Award for Top Business 2003
Provide High Customer Service	▪ Managed support & consulting business for 1,500 enterprise customers, 75 named partners and 30 named ISVs ▪ Implemented first Project Management Organization for Microsoft Consulting Services ▪ Awarded Top Customer Satisfaction award by Bill Gates in 1999
Deploy Capital in Positive NPV Projects	▪ Founder/Investor/Board Member – Enterprise Software, Robotics, Consumer Goods, and Web 2.0 Companies ▪ Board of advisors for Safeguard Scientifics
Other	▪ BS Computer Science, Software Engineer ▪ Managed development, sales deployment, operations, consulting, technical sales organizations

23

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

*Our **INDEPENDENT** nominees are dedicated to maximizing value for **ALL** shareholders*

- The Company's nominees lack incentive
  - Chairman Dury has been on the Board for **FIVE** years and does **NOT** own a single share of the stock outright
  - Dr. Elgamal has been on the Board for **SEVEN** years and does **NOT** own a single share of Company's stock outright
- Chairman Dury is **NOT independent** under NASDAQ rules
  - According to the Company's proxy statement, "Mr. Dury is not independent because his wife served as a consultant to the Company until June 2006 and in such capacity received remuneration in excess of the limits permitted by the NASDAQ rules governing director independence."

24

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

Our industry-expert nominees are more qualified to oversee the execution of the turnaround and to maximize value

This Board has made poor strategic and capital allocation decisions, and failed to oversee management and monitor management's execution

- Failure to oversee management and monitor management's execution:
  - In the last five years Phoenix lost over **$147 million** in market value
  - The Company has missed its quarterly revenue guidance **10** out of the last **16** quarters, or **63%** of the time
  - The Company gave annual guidance three times in the last four years, it missed guidance two out of the three times by an average of **36%**
  - In the last five years Phoenix has a cumulative loss of **$74.8 million**

- Mr. Moyer and Mr. Mutch are **BEST** suited to help management and the Board achieve the highest level of success

25

STARBOARD VALUE AND OPPORTUNITY MASTER FUND LTD.

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

On January 25, 2007, Starboard Value and Opportunity Master Fund Ltd., an affiliate of Ramius Capital Group, L.L.C. ("Ramius Capital"), together with the other participants named herein, made a definitive filing with the Securities and Exchange Commission ("SEC") of a proxy statement and an accompanying proxy card to be used to solicit votes for the election of its two nominees at the 2007 annual meeting of stockholders of Phoenix Technologies Ltd., a Delaware corporation (the "Company").

RAMIUS CAPITAL ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE DEFINITIVE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH DEFINITIVE PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE PROXY SOLICITATION WILL PROVIDE COPIES OF THE DEFINITIVE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS' PROXY SOLICITOR, INNISFREE M&A INCORPORATED, AT ITS TOLL-FREE NUMBER: (877) 800-5185.

The participants in the proxy solicitation are Starboard Value and Opportunity Master Fund Ltd., a Cayman Islands exempted company ("Starboard"), Parche, LLC, a Delaware limited liability company ("Parche"), Admiral Advisors, LLC, a Delaware limited liability company, Ramius Capital Group, L.L.C., a Delaware limited liability company ("Ramius Capital"), C4S & Co., L.L.C., a Delaware limited liability company ("C4S"), Peter A. Cohen, Morgan B. Stark, Thomas W. Strauss, Jeffrey M. Solomon, John Mutch, Philip Moyer and Jeffrey C. Smith (the "Participants").

Starboard beneficially owns 2,774,471 shares of Common Stock of the Company. Parche beneficially owns 528,470 shares of Common Stock of the Company. As the investment manager of Starboard and the managing member of Parche, Admiral Advisors may be deemed to beneficially own the 2,774,471 shares of Common Stock of the Company owned by Starboard and the 528,470 shares of Common Stock of the Company owned by Parche. As the sole member of Admiral Advisors, Ramius Capital may be deemed to beneficially own the 2,774,471 shares of Common Stock of the Company owned by Starboard and the 528,470 shares of Common Stock of the Company owned by Parche. As the managing member of Ramius Capital, C4S may be deemed to beneficially own the 2,774,471 shares of Common Stock of the Company owned by Starboard and the 528,470 shares of Common Stock of the Company owned by Parche.

As the managing members of C4S, each of Mr. Cohen, Mr. Stark, Mr. Strauss and Mr. Solomon may be deemed to beneficially own the 2,774,471 shares of Common Stock of the Company owned by Starboard and the 528,470 shares of Common Stock of the Company owned by Parche.

Mr. Mutch beneficially owns 200,000 shares of Common Stock of the Company.
Mr. Moyer does not beneficially own any shares of Common Stock of the Company.
Mr. Smith does not beneficially own any shares of Common Stock of the Company.

# # #

Contact:

Media & Stockholders:
Sard Verbinnen & Co.
Dan Gagnier or Renee Soto, 212-687-8080